NATIXIS U.S. MULTI-CAP EQUITY FUND

Supplement dated March 29, 2012, to the Natixis Equity Funds Statement of Additional Information dated May 1, 2011, as may be revised and supplemented from time to time.

The following information supplements the sub-sections “Portfolio Managers’ Management of Other Accounts” and “Portfolio Manager’s Ownership of Fund Shares” within the section “Portfolio Management Information.”

Portfolio Managers’ Management of Other Accounts

As of December 31, 2010 (January 31, 2011 for AEW and March 19, 2012 for Jeffrey Schwartz), the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Jeffrey Schwartz	4	$1.6 billion	0	$0	4	$248.1 million	1	$36.2 million	75	$1.7 billion	0	$0

Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range* of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2010 (January 31, 2011 for AEW and March 19, 2012 for Jeffrey Schwartz):

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Jeffrey Schwartz	Natixis U.S. Multi-Cap Equity Fund	A
* A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000